AB Concentrated Growth Fund

Portfolio of Investments

September 30, 2024 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.4%
Information Technology – 32.3%
Electronic Equipment, Instruments & Components – 8.5%
Amphenol Corp. - Class A	597,325	$38,921,697
CDW Corp./DE	161,532	36,554,691

		75,476,388

IT Services – 4.2%
Gartner, Inc.(a)	73,424	37,208,346

Software – 19.6%
Cadence Design Systems, Inc.(a)	73,610	19,950,518
Fair Isaac Corp.(a)	17,526	34,062,132
Microsoft Corp.	197,689	85,065,577
Roper Technologies, Inc.	64,623	35,958,822

		175,037,049

		287,721,783

Health Care – 19.5%
Health Care Equipment & Supplies – 7.0%
Cooper Cos., Inc. (The)(a)	567,301	62,595,992

Life Sciences Tools & Services – 7.6%
Illumina, Inc.(a)	137,642	17,949,893
IQVIA Holdings, Inc.(a)	210,192	49,809,199

		67,759,092

Pharmaceuticals – 4.9%
Zoetis, Inc.	223,592	43,685,405

		174,040,489

Financials – 14.3%
Capital Markets – 4.8%
Charles Schwab Corp. (The)	657,318	42,600,780

Financial Services – 9.5%
Mastercard, Inc. - Class A	171,688	84,779,534

		127,380,314

Consumer Discretionary – 12.4%
Broadline Retail – 8.7%
Amazon.com, Inc.(a)	419,989	78,256,550

Specialty Retail – 3.7%
TJX Cos., Inc. (The)	279,081	32,803,181

		111,059,731

Industrials – 9.5%
Electrical Equipment – 5.3%
Eaton Corp. PLC	142,592	47,260,692

Professional Services – 4.2%
Automatic Data Processing, Inc.	136,153	37,677,620

		84,938,312

Company	Shares	U.S. $ Value

Consumer Staples – 4.9%
Beverages – 4.9%
Constellation Brands, Inc. - Class A	168,883	$43,519,460

Real Estate – 4.2%
Specialized REITs – 4.2%
American Tower Corp.	160,376	37,297,043

Materials – 2.3%
Chemicals – 2.3%
Ecolab, Inc.	80,954	20,669,985

Total Common Stocks (cost $553,590,546)		886,627,117

SHORT-TERM INVESTMENTS – 0.7%
Investment Companies – 0.7%
AB Fixed Income Shares, Inc. - Government Money Market Portfolio - Class AB, 4.73%(b) (c) (d) (cost $5,990,726)	5,990,726	5,990,726

Total Investments – 100.1% (cost $559,581,272)(e)		892,617,843
Other assets less liabilities – (0.1)%		(743,693)

Net Assets – 100.0%		$891,874,150

(a)	Non-income producing security.
(b)	Affiliated investments.
(c)	The rate shown represents the 7-day yield as of period end.
(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(e)

As of September 30, 2024, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $336,458,281 and gross unrealized depreciation of investments was $(3,421,710), resulting in net unrealized appreciation of $333,036,571.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market.

Glossary:

REIT – Real Estate Investment Trust

AB Concentrated Growth Fund

September 30, 2024 (unaudited)

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1 - quoted prices in active markets for identical investments
•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of September 30, 2024:

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks(a)	$886,627,117	$—	$—	$886,627,117
Short-Term Investments	5,990,726	—	—	5,990,726

Total Investments in Securities	892,617,843	—	—	892,617,843
Other Financial Instruments(b)	—	—	—	—

Total	$892,617,843	$—	$—	$892,617,843

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

A summary of the Fund’s transactions in AB mutual funds for the three months ended September 30, 2024 is as follows:

Fund	Market Value 06/30/2024 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 09/30/2024 (000)	Dividend Income (000)
Government Money Market Portfolio	$3,717	$69,146	$67,142	$5,991	$103

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